Supplement Dated September 23, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Strategic Income Fund LLC

Effective September 16, 2016, please delete all references to Gerard A. M. Oprins.

Effective September 16, 2016, on page 45, in the section entitled "Managers and Officers of the JNL Strategic Fund," under the sub-heading, "Officers," please delete the table row for Daniel W. Koors and replace it with the following:

Name, Address and (Age)	Position(s) Held with the JNL Strategic Fund (Length of Time Served)
Officers
Daniel W. Koors (46) 1 Corporate Way Lansing, MI 48951	Vice President (08/2012 to present) Treasurer and Chief Financial Officer (12/2006 to 11/2011; 09/2016 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to 02/2016); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011; 09/2016 to present)

This Supplement is dated September 23, 2016.